[photo of highway]

                                                Annual Report July 31, 2001

Oppenheimer
Florida Municipal Fund

[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Florida Municipal Fund seeks as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes.

    CONTENTS

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Managers

 6  Fund Performance

12  Financial
    Statements

29  Independent
    Auditors' Report

30  Federal
    Income Tax
    Information

31  Officers and
    Trustees


Average Annual Total Returns*

          For the 1-Year Period
          Ended 7/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   10.03%       4.80%
---------------------------------
Class B    9.19        4.19
---------------------------------
Class C    9.22        8.22


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
   I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
   Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
   While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
John V. Murphy
August 21, 2001


[photo]
John V. Murphy
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.

1 | OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Florida Municipal Fund perform during the twelve months that ended July 31, 2001?
A. The Fund performed very well, on both an absolute and a relative basis. With a strong total return and consistently superior current income, it outperformed the average Florida tax-exempt fund, as measured by Lipper Inc. for the one- and five-year periods ended July 31, 2001.(1) We attribute these results to favorable conditions in the state's municipal market, and to a holistic approach to managing the Fund that made it possible to boost current yield while reducing the portfolio's volatility.

What happened in Florida's municipal market during the fiscal year?
Last fall, when economic growth began slowing dramatically, investors expected the Federal Reserve to counteract the problem by reducing short-term interest rates. Anticipating that event, they allowed fixed income yields to decline during the final weeks of 2000. Since bond yields and bond prices move in opposite directions, bond prices experienced an unusually strong runup.
   By February, municipal markets nationwide had already factored in the Fed's two interest-rate reductions that had occurred in January, plus several anticipated reductions. So, when the Fed clipped short-term rates four times between February and June, these subsequent cuts had little impact on municipal market performance. In fact, Florida's market is actually giving back a portion of its earlier gains. Some of this movement also was due to a change in the supply-demand relationship.

How did the relationship of supply and demand change?
With interest rates on the upswing before mid-2000, Florida wasn't refunding old debt. And, thanks to a booming economy that generated strong tax revenues to fund public projects, the


Portfolio Management
Team
Jerry Webman
Merrell Hora


1. Source of Info: Lipper Inc., 7/31/01. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested. The Fund's Class A shares placed in the top half, ranking 12 of 63 and 22 of 56 for the one- and five-year periods ended 7/31/01.


2 | OPPENHEIMER FLORIDA MUNICIPAL FUND
state wasn't issuing a great deal of new debt, either. As a result, demand was stronger than supply, which kept some upward pressure on prices. Once economic growth slackened and the Fed began to trim interest rates, however, the floodgates opened; Florida's new issuance is up dramatically in 2001.
   On the demand side of the relationship, investors backed away from municipals in the spring. By then, it looked like the equity markets would recover and yields on short- and intermediate-term municipals had declined so much that they were no longer as attractive. With more supply and less demand, prices were not as strong in the final months of the period.

Were there any other changes in Florida that would affect the Fund?
Actually, yes. As you know the Fund is a state-specific municipal bond fund which also tries to provide Florida residents an opportunity to own shares exempt from Florida's intangible personal property taxes. The Florida State Legislature recently amended the intangible tax statute by increasing the exemption for taxpayers. More specifically, for single persons, the amendment increased the value of intangible property exempt from the Florida intangible tax from $20,000 to $250,000. For married couples filing a joint intangible tax return, the amendment increased the exempt value from $40,000 to $500,000. Because of these recent changes, the biggest benefit that the Fund provides its shareholders has been largely eliminated.
   In response to these changes, a Shareholder meeting is scheduled to be held on September 12, 2001, to consider several proposals including changing the Fund's investment objective to transform the Fund into a high yield national municipal bond fund. This proposal would allow the fund to seek investment opportunities across the country, making the Fund a more diversified product. The Fund will continue to seek a high level of current income exempt from federal income taxes for individual investors.


[callout]
Intermediate bonds,
call-protected
issues and careful
management
of high yield
securities were
key to the Fund's
outperformance.


3 | OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

How did you seek high current income during the period?
We've been very aggressive about analyzing the risks associated with different bonds, then structuring the portfolio to better ObalanceO those risks. This led us to increase the Fund's use of intermediate securities (i.e., bonds with maturities of 10 to 15 years). Bonds in this range generally provide yields that are nearly as great as those of bonds with maturities between 10 and 30 years, but with much less volatility. This emphasis really paid off, because intermediate bonds delivered the best return per unit of risk over the last 12 months.

Did you do anything else to manage risk and enhance yield?
We've become increasingly selective about the high yield bonds in the portfolio. Because they often are issued by corporations and backed by municipalities, high yield munis can react to corporate profit trends and industry-specific problems. For instance, hospitals can be very sensitive to healthcare legislation.
   We try to minimize this by choosing securities with strong fundamental qualities, and this approach has served the Fund well so far. During the first half of the year, our high yield hospital and energy cogeneration bonds made substantial contributions to current income. Then, in the second six months, some of these bonds received credit rating upgrades from major national rating organizations and their prices appreciated.

In hindsight, what would you have done differently?
The Fund owns callable zero-coupon bonds. They provide excellent income. At the same time, they're quite complicated and most retail buyers don't understand them. Thus, there's not much of a market for them, so they didn't appreciate as much as other, comparable maturity bonds this year. In hindsight, we might not have purchased them.


Average Annual
Total Returns

For the 1-Year Period
Ended 6/30/01(1)

Class A        Since
1-Year  5-Year Inception
-----------------------------
4.97%   4.52%  4.48%

Class B        Since
1-Year  5-Year Inception
-----------------------------
4.37%   4.43%  4.54%

Class C        Since
1-Year  5-Year Inception
-----------------------------
8.41%   4.75%  4.85%

-----------------------------

Standardized Yields(2)

For the 30 Days Ended 7/31/01
-----------------------------
Class A            4.63%
-----------------------------
Class B            4.11
-----------------------------
Class C            4.10


1. See notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2001. Falling share prices will tend to artificially raise yields.


4 | OPPENHEIMER FLORIDA MUNICIPAL FUND

   In the future, we will also be more proactive about managing yield-curve risk. We generally don't own many short-term securities, so the Fund didn't participate fully in the rally that occurred in that part of the municipal market this year.

What is your outlook for the Fund?
We are uncertain about the direction of the national and state economies in the near term or what the Fed will do next, so we've taken a neutral stance for the time being, emphasizing neither short- nor long-term securities. At the same time, we're positioning the Fund for an economic turnaround that could occur in 6-12 months. Our focus is on securities that can be easily traded as we move closer to an upturn. We believe that our preparedness, and a continuing emphasis on current income, will keep Oppenheimer Florida Municipal Fund part of The Right Way to Invest.


Credit Allocation(3)

[pie chart]
AAA             43.0%
AA              14.0
A               10.0
BBB             16.3
BB              16.7


Top Five Industries(4)
-----------------------------------------------------------
Special Assessment                                    21.4%
-----------------------------------------------------------
Multifamily Housing                                   10.7
-----------------------------------------------------------
Hospital/Healthcare                                    8.7
-----------------------------------------------------------
Highways/Railways                                      7.6
-----------------------------------------------------------
General Obligation                                     7.2


3. Portfolio data is subject to change. Percentages are as of July 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 19.8% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Portfolio is subject to change. Percentages are as of July 31, 2001, and are based on total market value of investments.


5 | OPPENHEIMER FLORIDA MUNICIPAL FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended July 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended July 31, 2001, Oppenheimer Florida Municipal Fund delivered an above-average total return and strong current income. The Fund's performance was positively affected by favorable conditions in the Florida municipal market. To address slowing growth in the national economy and widespread volatility throughout the broad equity markets, the Federal Reserve began reducing the federal funds rate in January 2001. In response, municipal markets nationwide rallied, on the belief that lower rates would spur an economic recovery. The recovery did not materialize quickly, and the Federal Reserve continued to reduce interest rates in an effort to revitalize economic growth. The municipal markets' response to this was to dramatically increase new issuance and, as a result, prices declined slowly. However, the Fund's returns were positive for the 12-month period, generating high current yields throughout the year, partly because aftertax yields on municipal securities were consistently above historical norms. The managers emphasized intermediate-term securities, which are less sensitive to interest rate reductions than longer-term securities. This emphasis, plus the managers' strategic investments in call-protected bonds, helped offset the effects of lowered interest rates on the Fund. In addition, the managers' increased selectivity in high yield investments helped lower the overall volatility of the portfolio.


6 | OPPENHEIMER FLORIDA MUNICIPAL FUND

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2001. In the case of Class A and Class B shares, performance is measured from inception of those classes on October 1, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER FLORIDA MUNICIPAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Florida Municipal Fund (Class A)     Lehman Brothers Municipal Bond Index
10/01/93         9525                                            10000
                 9944                                            10140
                 9285                                             9583
                 9261                                             9689
                 9297                                             9755
12/31/94         9182                                             9616
                 9884                                            10295
                10101                                            10544
                10329                                            10846
12/31/95        10798                                            11294
                10667                                            11158
                10718                                            11244
7/31/96         10825                                            11345
                11064                                            11631
                11257                                            11817
                11285                                            11865
7/31/97         11841                                            12509
                12002                                            12619
                12372                                            13012
                12328                                            12968
7/31/98         12614                                            13259
                12878                                            13631
                13102                                            13876
                13099                                            13869
7/31/99         12785                                            13640
                12352                                            13390
                12185                                            13373
                12539                                            13742
7/31/00         12949                                            14228
                13242                                            14529
                13780                                            15149
                13781                                            15167
7/31/01         14247                                            15662

Average Annual Total Return of Class A Shares of the Fund at 7/31/01(1)
1-Year 4.80%    5-Year 4.62%    Since Inception 4.62%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Florida Municipal Fund (Class B)     Lehman Brothers Municipal Bond Index
10/01/93        10000                                            10000
                10434                                            10140
                 9726                                             9583
                 9683                                             9689
                 9693                                             9755
12/31/94         9556                                             9616
                10266                                            10295
                10471                                            10544
                10697                                            10846
12/31/95        11162                                            11294
                10995                                            11158
                11027                                            11244
 7/31/96        11141                                            11345
                11365                                            11631
                11531                                            11817
                11549                                            11865
 7/31/97        12095                                            12509
                12236                                            12619
                12588                                            13012
                12521                                            12968
 7/31/98        12785                                            13259
                13028                                            13631
                13229                                            13876
                13202                                            13869
 7/31/99        12862                                            13640
                12423                                            13390
                12242                                            13373
                12597                                            13742
 7/31/00        13009                                            14228
                13304                                            14529
                13844                                            15149
                13846                                            15167
 7/31/01        14313                                            15662

Average Annual Total Return of Class B Shares of the Fund at 7/31/01(1)
1-Year 4.19%    5-Year 4.51%    Since Inception 4.68%


1. See page 10 for further details. The Fund changed its fiscal year end from December 31 to July 31 in 1996.


8 | OPPENHEIMER FLORIDA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer Florida Municipal Fund (Class C)     Lehman Brothers Municipal Bond Index
 8/29/95        10000                                            10000
                10131                                            10063
12/31/95        10586                                            10478
                10433                                            10352
                10455                                            10431
 7/31/96        10563                                            10526
                10775                                            10791
                10929                                            10963
                10935                                            11008
 7/31/97        11452                                            11605
                11585                                            11708
                11920                                            12071
                11855                                            12031
 7/31/98        12106                                            12301
                12337                                            12646
                12528                                            12874
                12502                                            12867
 7/31/99        12179                                            12654
                11744                                            12422
                11562                                            12406
                11876                                            12749
 7/31/00        12242                                            13200
                12495                                            13479
                12979                                            14055
                12957                                            14071
 7/31/01        13370                                            14531

Average Annual Total Return of Class C Shares of the Fund at 7/31/01(1)
1-Year 8.22%    5-Year 4.83%    Since Inception 5.03%


The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/93 for Class A and Class B, and begins on 8/31/95 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to the same scale.


9 | OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the Olife-of-classO return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER FLORIDA MUNICIPAL FUND

Financials





11 | OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2001

                                                           Ratings:
                                                           Moody's/                        Market
                                                          S&P/Fitch      Principal          Value
                                                        (Unaudited)         Amount     See Note 1
=================================================================================================
 Municipal Bonds and Notes--97.8%
-------------------------------------------------------------------------------------------------
 Florida--83.0%
 Alachua Cnty., FL HFAU RRB, Santa Fe HCF Project,
 Escrowed to Maturity, 6%, 11/15/09                        Baa1/AAA     $  810,000    $   879,628
-------------------------------------------------------------------------------------------------
 Brevard Cnty., FL Housing FAU MH RRB,
 Windover Oaks Project, Series A, 6.90%, 2/1/27              NR/AAA      1,000,000      1,085,830
-------------------------------------------------------------------------------------------------
 Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27         Aaa/NR        830,000        871,890
-------------------------------------------------------------------------------------------------
 Broward Cnty., FL Housing FAU MH RB,
 Pembroke Park Apts. Project, 5.70%, 10/1/33                NR/NR/A        980,000        949,336
-------------------------------------------------------------------------------------------------
 Broward Cnty., FL Housing FAU MH RB,
 Pembroke Park Apts. Project, 5.75%, 4/1/38                 NR/NR/A        975,000        940,748
-------------------------------------------------------------------------------------------------
 Broward Cnty., FL Housing FAU MH RB,
 Stirling Apts. Project, 5.75%, 4/1/38                      NR/NR/A        835,000        805,666
-------------------------------------------------------------------------------------------------
 Broward Cnty., FL School Board COP,
 Series A, FSA Insured, 5%, 7/1/26                      Aaa/AAA/AAA        500,000        494,010
-------------------------------------------------------------------------------------------------
 Clay Cnty., FL Housing FAU SFM RB,
 6.55%, 3/1/28                                               Aaa/NR        800,000        845,088
-------------------------------------------------------------------------------------------------
 Collier Cnty., FL HFAU RRB, The Moorings, Inc.
 Project, 7%, 12/1/19                                       NR/A-/A      1,000,000      1,036,390
-------------------------------------------------------------------------------------------------
 Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
 Services Project, 8%, 6/1/22                                 NR/NR      1,900,000      1,969,065
-------------------------------------------------------------------------------------------------
 Dade Cnty., FL Professional Sports Franchise
 Facilities Tax & CAP RB, Escrowed to Maturity,
 MBIA Insured, Zero Coupon, 5.85%, 10/1/26(1)               Aaa/AAA      3,200,000        858,912
-------------------------------------------------------------------------------------------------
 Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18                    NR/NR      1,000,000      1,078,470
-------------------------------------------------------------------------------------------------
 FL Board of Regents Housing RB, University
 Central Florida, FGIC Insured, 5.25%, 10/1/26          Aaa/AAA/AAA      1,000,000      1,013,690
-------------------------------------------------------------------------------------------------
 FL BOE Capital Outlay RRB, Public Education,
 Series D, 5.75%, 6/1/22                                 Aa2/AA+/AA      3,295,000      3,528,484
-------------------------------------------------------------------------------------------------
 FL BOE Lottery RB, Series A,
 AMBAC Insured, 5%, 7/1/202                             Aaa/AAA/AAA      1,000,000        999,350
-------------------------------------------------------------------------------------------------
 FL Heritage Harbor CDD SPAST RB,
 Series B, 6%, 5/1/03                                         NR/NR        600,000        601,854
-------------------------------------------------------------------------------------------------
 FL HFA RB, Maitland Club Apts. Project,
 Series B-1, AMBAC Insured, 6.75%, 8/1/14               Aaa/AAA/AAA      1,000,000      1,056,180
-------------------------------------------------------------------------------------------------
 FL HFA RB, Riverfront Apts., Series A,
 AMBAC Insured, 6.25%, 4/1/37                           Aaa/AAA/AAA      1,400,000      1,461,726
-------------------------------------------------------------------------------------------------
 FL TUAU RB, Department of Transportation,
 Series B, 5.25%, 7/1/24                                 Aa3/AA-/A+      1,000,000      1,015,020
-------------------------------------------------------------------------------------------------
 FL WPCAU Financing Corp. RB,
 5.50%, 1/15/13                                         Aaa/AA+/AAA        900,000        979,470
-------------------------------------------------------------------------------------------------
 Grand Haven, FL CDD SPAST Bonds,
 Series A, 6.30%, 5/1/02                                      NR/NR      1,116,000      1,119,527
-------------------------------------------------------------------------------------------------
 Grand Haven, FL CDD SPAST Bonds,
 Series B, 6.90%, 5/1/19                                      NR/NR        715,000        729,200


12 | OPPENHEIMER FLORIDA MUNICIPAL FUND

                                                           Ratings:
                                                           Moody's/                        Market
                                                          S&P/Fitch      Principal          Value
                                                        (Unaudited)         Amount     See Note 1
-------------------------------------------------------------------------------------------------
 Florida Continued
 Heritage Springs, FL CDD Capital Improvement RB,
 Series B, 6.25%, 5/1/05                                      NR/NR     $  900,000    $   906,003
-------------------------------------------------------------------------------------------------
 Highlands Cnty., FL HFAU RB, Adventist/Sunbelt,
 Series A, 6%, 11/15/31(3)                                  Baa1/A-      1,000,000      1,017,650
-------------------------------------------------------------------------------------------------
 Hillsborough Cnty., FL School Board COP,
 MBIA Insured, Series B, 5.125%, 7/1/26(3)              Aaa/AAA/AAA        500,000        500,390
-------------------------------------------------------------------------------------------------
 Jacksonville, FL POAU RB, MBIA Insured,
 5.625%, 11/1/26                                         Aaa/NR/AAA      1,000,000      1,035,560
-------------------------------------------------------------------------------------------------
 Jacksonville, FL Sales Tax RRB, LGAC, 5.50%, 10/1/14   Aaa/AAA/AAA      1,000,000      1,098,990
-------------------------------------------------------------------------------------------------
 Lee Cnty., FL Housing FAU SFM RB,
 Series A-2, 6.85%, 3/1/29                                   Aaa/NR        890,000        976,962
-------------------------------------------------------------------------------------------------
 Martin Cnty., FL IDAU RRB, Indiantown
 Cogeneration Project, Series A, 7.875%, 12/15/25         Baa3/BBB-      2,000,000      2,094,720
-------------------------------------------------------------------------------------------------
 Melbourne, FL WSS CAP RB, FGIC Insured,
 Zero Coupon, 5.26%, 10/1/21(1)                         Aaa/AAA/AAA      2,770,000        967,422
-------------------------------------------------------------------------------------------------
 Miami Beach, FL HFAU Mt. Sinai Medical
 Center RRB, Series A, 6.70%, 11/15/19                    Baa3/BBB-      1,000,000      1,036,750
-------------------------------------------------------------------------------------------------
 Miami Beach, FL HFAU Mt. Sinai Medical
 Center RRB, Series A, 6.80%, 11/15/31                    Baa3/BBB-        500,000        522,385
-------------------------------------------------------------------------------------------------
 Miami Beach, FL RA Tax Increment RB, City Center
 Historic Convention, Series B, 6.25%, 12/1/16             Baa1/BBB        500,000        534,035
-------------------------------------------------------------------------------------------------
 Miami Beach, FL RA Tax Increment RB, City Center
 Historic Convention, Series B, 6.35%, 12/1/22             Baa1/BBB        500,000        532,715
-------------------------------------------------------------------------------------------------
 Miami, FL HFAU RRB, AMBAC Insured,
 Inverse Floater, 7.57%, 8/15/15(4)                     Aaa/AAA/AAA      2,000,000      2,057,500
-------------------------------------------------------------------------------------------------
 Miami, FL Sanitation & Sewer Systems GOB,
 FGIC Insured, 6.50%, 1/1/14                                Aaa/AAA      1,000,000      1,055,310
-------------------------------------------------------------------------------------------------
 Miami/Dade Cntys., FL Expressway Authority
 Toll System RRB, FGIC Insured, 5.125%, 7/1/29           Aaa/NR/AAA      1,000,000      1,001,610
-------------------------------------------------------------------------------------------------
 Miami/Dade Cntys., FL School Board COP,
 Series A, MBIA Insured, 5%, 5/1/31                     Aaa/AAA/AAA      1,000,000        982,440
-------------------------------------------------------------------------------------------------
 Miami/Dade Cntys., FL School Board COP,
 Series A, MBIA Insured, 5.125%, 5/1/26                 Aaa/AAA/AAA      1,000,000      1,003,200
-------------------------------------------------------------------------------------------------
 Northern Palm Beach Cnty., FL Water
 Control & Improvement District RB,
 Unit Development 9B, 5.90%, 8/1/19                           NR/NR      1,085,000      1,090,034
-------------------------------------------------------------------------------------------------
 Northern Palm Beach Cnty., FL Water
 Control & Improvement District RB,
 Unit Development 9B, 6%, 8/1/29                              NR/NR      1,240,000      1,243,844
-------------------------------------------------------------------------------------------------
 Orlando, FL Utilities Commission Water &
 Electric RB, Inverse Floater, 8.13%, 10/1/17(4)         Aa2/AA-/AA      1,000,000      1,055,000
-------------------------------------------------------------------------------------------------
 Osceola Cnty., FL Sales Tax RB, FGIC Insured,
 5.625%, 6/1/16                                          Aaa/NR/AAA        750,000        808,650
-------------------------------------------------------------------------------------------------
 Palm Bay, FL Utility RB, FGIC Insured,
 Zero Coupon, 5.63%, 10/1/23(1)                         Aaa/AAA/AAA      2,000,000        609,240


13 | OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                           Ratings:
                                                           Moody's/                        Market
                                                          S&P/Fitch      Principal          Value
                                                        (Unaudited)         Amount     See Note 1
-------------------------------------------------------------------------------------------------
 Florida Continued
 Palm Beach Cnty., FL Housing FAU MH RB,
 Windsor Park Apts. Project, Series A, 5.90%, 6/1/38        NR/NR/A     $  500,000    $   489,730
-------------------------------------------------------------------------------------------------
 Plant City, FL Utility System RRB,
 MBIA Insured, 6%, 10/1/15                                  Aaa/AAA      1,000,000      1,144,480
-------------------------------------------------------------------------------------------------
 Stoneybrook, FL CDD Capital Improvement RB,
 Series A, 6.10%, 5/1/19                                      NR/NR        825,000        818,293
-------------------------------------------------------------------------------------------------
 Stoneybrook, FL CDD Capital Improvement RB,
 Series B, 5.70%, 5/1/08                                      NR/NR      1,810,000      1,806,308
-------------------------------------------------------------------------------------------------
 Tampa Palms, FL Open Space & Transportation
 CDD SPAST RB, Capital Improvement-Area 7
 Phase Two Project, 7.50%, 5/1/18                             NR/NR      1,110,000      1,173,403
                                                                                      -----------
                                                                                       51,882,158

-------------------------------------------------------------------------------------------------
 U.S. Possessions--14.8%
 PR Childrens Trust Fund Asset Backed RB, 6%, 7/1/26       Aa3/A/A+      1,000,000      1,060,480
-------------------------------------------------------------------------------------------------
 PR CMWLTH Aqueduct & Sewer Authority RB,
 Escrowed to Maturity, 10.25%, 7/1/09                       Aaa/AAA        465,000        594,423
-------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Series W,
 Inverse Floater, 7.82%, 7/1/10(4)                           Baa1/A      1,000,000      1,073,750
-------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5%, 7/1/28                              Aaa/AAA/AAA      1,750,000      1,744,278
-------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB,
 Unrefunded Balance, Series A, 7.90%, 7/1/07              Baa1/BBB+        130,000        131,937
-------------------------------------------------------------------------------------------------
 PR Telephone Authority RB, Prerefunded,
 MBIA Insured, Inverse Floater, 8.33%, 1/16/15(4)           Aaa/AAA      1,000,000      1,090,000
-------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19          NR/BBB-      1,500,000      1,620,450
-------------------------------------------------------------------------------------------------
 Virgin Islands Water & PAU Electric Systems RRB,
 5.30%, 7/1/18                                            NR/NR/BBB      1,000,000        968,800
-------------------------------------------------------------------------------------------------
 Virgin Islands Water & PAU Electric Systems RRB,
 5.30%, 7/1/21                                            NR/NR/BBB      1,000,000        956,470
                                                                                      -----------
                                                                                        9,240,588
                                                                                      -----------
 Total Municipal Bonds and Notes (Cost $59,265,973)                                    61,122,746

=================================================================================================
 Short-Term Tax-Exempt Obligations--3.5%

 Jacksonville, FL Electric Authority RB,
 Sub. Lien, Series C, 2.80%, 8/1/01(5)                                     700,000        700,000
-------------------------------------------------------------------------------------------------
 Jacksonville, FL PC RRB, Florida Power &
 Light Co. Project, 2.70%, 8/1/01(5)                                     1,500,000      1,500,000
                                                                                      -----------
 Total Short-Term Tax-Exempt Obligations (Cost $2,200,000)                              2,200,000
-------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $61,465,973)                              101.3%    63,322,746
-------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                        (1.3)      (807,079)
                                                                        -------------------------
 Net Assets                                                                  100.0%   $62,515,667
                                                                        =========================


14 | OPPENHEIMER FLORIDA MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE     Board of Education                      MH      Multifamily Housing
CAP     Capital Appreciation                    PAU     Power Authority
CDD     Community Development District          PC      Pollution Control
CMWLTH  Commonwealth                            PFAU    Public Finance Authority
COP     Certificates of Participation           POAU    Port Authority
FAU     Finance Authority                       RA      Redevelopment Agency
GOB     General Obligation Bonds                RB      Revenue Bonds
HCF     Health Care Facilities                  RRB     Revenue Refunding Bonds
HFA     Housing Finance Agency                  SFM     Single Family Mtg.
HFAU    Health Facilities Authority             SPAST   Special Assessment
HTAU    Highway & Transportation Authority      TUAU    Turnpike Authority
IDAU    Industrial Development Authority        WPCAU   Water Pollution Control Authority
LGAC    Local Government Assistance Corp.       WSS     Water & Sewer System

1. Zero-coupon bond reflects the effective yield on the date of purchase.
2. Securities with an aggregate market value of $199,870 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. When-issued security to be delivered and settled after July 31, 2001.
4. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.

As of July 31, 2001, securities subject to the alternative minimum tax amount to $10,065,881 or 16.10% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                   Market Value          Percent
-------------------------------------------------------------------------
Special Assessment                          $13,553,076             21.4%
Multifamily Housing                           6,789,217             10.7
Hospital/Healthcare                           5,513,913              8.7
Highways/Railways                             4,834,658              7.6
General Obligation                            4,583,794              7.2
Electric Utilities                            4,289,510              6.8
Sales Tax Revenue                             3,660,027              5.8
Water Utilities                               3,091,373              4.9
Single Family Housing                         2,693,940              4.3
Resource Recovery                             2,094,720              3.3
Education                                     1,993,750              3.2
Municipal Leases                              1,985,640              3.1
Not-for-Profit Organization                   1,969,065              3.1
Pollution Control                             1,500,000              2.4
Telephone Utilities                           1,090,000              1.7
Adult Living Facilities                       1,036,390              1.6
Marine/Aviation Facilities                    1,035,560              1.6
Higher Education                              1,013,690              1.6
Sewer Utilities                                 594,423              1.0
                                            ----------------------------
Total                                       $63,322,746            100.0%
                                            ============================

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABLITIES  July 31, 2001

==================================================================================
 Assets

 Investments, at value (cost $61,465,973)
 --see accompanying statement                                          $63,322,746
----------------------------------------------------------------------------------
 Cash                                                                      171,056
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                  842,940
 Shares of beneficial interest sold                                        492,531
 Other                                                                       1,889
                                                                       -----------
 Total assets                                                           64,831,162

==================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased (including $1,496,302 on a when-issued basis)     1,993,512
 Dividends                                                                 155,042
 Trustees' compensation                                                     66,206
 Shares of beneficial interest redeemed                                     56,647
 Shareholder reports                                                        24,791
 Distribution and service plan fees                                          7,432
 Daily variation on futures contracts                                          989
 Transfer and shareholder servicing agent fees                                 512
 Other                                                                      10,364
                                                                       -----------
 Total liabilities                                                       2,315,495

==================================================================================
 Net Assets                                                            $62,515,667
                                                                       ===========

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                       $63,003,971
----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                     (46,248)
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions        (2,295,641)
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments               1,853,585
                                                                       -----------
 Net Assets                                                            $62,515,667
                                                                       ===========

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $38,827,246 and 3,450,790 shares of beneficial interest outstanding)       $11.25
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                $11.81
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,278,711 and 1,799,091 shares of beneficial interest
 outstanding)                                                               $11.27
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,409,710 and 303,328 shares of beneficial interest
 outstanding)                                                               $11.24

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2001

==================================================================================
 Investment Income

 Interest                                                               $3,465,150

==================================================================================
 Expenses

 Management fees                                                           346,873
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                    54,771
 Class B                                                                   165,977
 Class C                                                                    22,924
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                              22,171
----------------------------------------------------------------------------------
 Shareholder reports                                                        18,537
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                10,271
----------------------------------------------------------------------------------
 Trustees' compensation                                                        562
----------------------------------------------------------------------------------
 Other                                                                      16,313
                                                                        ----------
 Total expenses                                                            658,399
 Less reduction to custodian expenses                                      (18,235)
 Less reduction to excess expenses                                         (31,796)
                                                                        ----------
 Net expenses                                                              608,368

==================================================================================
 Net Investment Income                                                   2,856,782

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                            (1,370,695)
 Closing of futures contracts                                                1,779
                                                                        ----------
 Net realized gain (loss)                                               (1,368,916)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments     3,926,344
                                                                        ----------
 Net realized and unrealized gain (loss)                                 2,557,428

==================================================================================
 Net Increase in Net Assets Resulting from Operations                   $5,414,210
                                                                        ==========

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                           2001           2000
==================================================================================
 Operations

 Net investment income (loss)                           $ 2,856,782    $ 2,879,502
----------------------------------------------------------------------------------
 Net realized gain (loss)                                (1,368,916)      (473,245)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     3,926,344     (2,099,062)
                                                        --------------------------
 Net increase (decrease) in net assets resulting
 from operations                                          5,414,210        307,195

==================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                 (1,891,866)    (1,826,749)
 Class B                                                   (800,794)      (875,118)
 Class C                                                   (111,069)      (127,124)
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                         --       (112,148)
 Class B                                                         --        (64,515)
 Class C                                                         --         (9,867)

==================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                  3,114,582       (297,142)
 Class B                                                  1,583,095     (2,686,483)
 Class C                                                    849,563       (902,642)

==================================================================================
 Net Assets

 Total increase (decrease)                                8,157,721     (6,594,593)
----------------------------------------------------------------------------------
 Beginning of period                                     54,357,946     60,952,539
                                                        --------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $(46,248) and $(99,301),
 respectively]                                          $62,515,667    $54,357,946
                                                        ==========================

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER FLORIDA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A        Year Ended July 31,                         2001           2000           1999           1998           1997
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                     $10.76         $11.24         $11.62         $11.47         $11.07
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .58            .58            .56            .54            .64
 Net realized and unrealized gain (loss)                     .48           (.45)          (.39)           .19            .37
                                                          ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                      1.06            .13            .17            .73           1.01
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.57)          (.57)          (.55)          (.58)          (.61)
 Distributions from net realized gain                         --           (.04)            --             --             --
                                                          ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.57)          (.61)          (.55)          (.58)          (.61)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.25         $10.76         $11.24         $11.62         $11.47
                                                          ==================================================================

============================================================================================================================
 Total Return, at Net Asset Value(1)                       10.03%          1.28%          1.36%          6.52%          9.39%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $38,827        $34,050        $35,924        $35,074        $27,446
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $36,900        $34,296        $36,532        $32,153        $24,333
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      5.21%          5.41%          4.78%          4.61%          5.70%
 Expenses                                                   0.87%          1.13%          1.13%          1.15%(3)       1.02%(3)
 Expenses, net of reduction to
 custodian expenses                                         0.84%          0.96%(4)       0.95%(4)       0.96%(4)       0.87%(4)
 Expenses, net of reduction to
 excess expenses                                            0.82%           N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      37%            12%            55%            35%            43%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER FLORIDA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B        Year Ended July 31,                         2001           2000           1999           1998           1997
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                     $10.78         $11.26         $11.64         $11.49         $11.09
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .49            .50            .47            .46            .55
 Net realized and unrealized gain (loss)                     .48           (.45)          (.39)           .18            .37
                                                          ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .97            .05            .08            .64            .92
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.48)          (.49)          (.46)          (.49)          (.52)
 Distributions from net realized gain                         --           (.04)            --             --             --
                                                          ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.48)          (.53)          (.46)          (.49)          (.52)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.27         $10.78         $11.26         $11.64         $11.49
                                                          ==================================================================

============================================================================================================================
 Total Return, at Net Asset Value(1)                        9.19%          0.51%          0.60%          5.71%          8.56%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $20,279        $17,866        $21,524        $19,344        $15,348
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $18,445        $19,249        $21,648        $17,024        $13,812
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      4.45%          4.64%          4.02%          3.85%          4.93%
 Expenses                                                   1.62%          1.89%          1.88%          1.91%(3)       1.79%(3)
 Expenses, net of reduction to
 custodian expenses                                         1.59%          1.72%(4)       1.70%(4)       1.72%(4)       1.64%(4)
 Expenses, net of reduction to
 excess expenses                                            1.57%           N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      37%            12%            55%            35%            43%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER FLORIDA MUNICIPAL FUND

 Class C        Year Ended July 31,                         2001           2000           1999           1998           1997
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                     $10.75         $11.23         $11.61         $11.46         $11.07
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .50            .50            .47            .46            .53
 Net realized and unrealized gain (loss)                     .48           (.45)          (.39)           .18            .38
                                                          ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .98            .05            .08            .64            .91
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.49)          (.49)          (.46)          (.49)          (.52)
 Distributions from net realized gain                         --           (.04)            --             --             --
                                                          ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.49)          (.53)          (.46)          (.49)          (.52)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.24         $10.75         $11.23         $11.61         $11.46
                                                          ==================================================================

============================================================================================================================
 Total Return, at Net Asset Value(1)                        9.22%          0.51%          0.60%          5.72%          8.41%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                 $3,410         $2,442         $3,504         $2,439           $956
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $2,552         $2,790         $3,260         $1,638           $380
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      4.45%          4.65%          4.02%          3.82%          4.87%
 Expenses                                                   1.62%          1.89%          1.88%          1.91%(3)       1.75%(3)
 Expenses, net of reduction to
 custodian expenses                                         1.59%          1.72%(4)       1.70%(4)       1.72%(4)       1.60%(4)
 Expenses, net of reduction to
 excess expenses                                            1.57%           N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      37%            12%            55%            35%            43%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, as a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


22 | OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $1,496,302.
--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $5,276,250 as of July 31, 2001. Including the effect of leverage, inverse floaters represent 8.14% of the Fund's total assets as of July 31, 2001.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of July 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2009                    $1,051,023


23 | OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 1. Significant Accounting Policies Continued
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2001, the Fund's projected benefit obligations were decreased by $46,419, resulting in an accumulated liability of $15,732 as of July 31, 2001.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
    There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24 | OPPENHEIMER FLORIDA MUNICIPAL FUND

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended July 31, 2001     Year Ended  July 31, 2000
                               Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                       1,445,301    $ 16,014,893     1,434,597    $ 15,263,868
 Dividends and/or
 distributions reinvested      85,518         944,797        92,603         989,694
 Redeemed                  (1,245,067)    (13,845,108)   (1,557,637)    (16,550,704)
                           --------------------------------------------------------
 Net increase (decrease)      285,752    $  3,114,582       (30,437)   $   (297,142)
                           ========================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                         551,671    $  6,115,629       489,200    $  5,237,647
 Dividends and/or
 distributions reinvested      28,505         315,306        36,703         393,459
 Redeemed                    (439,091)     (4,847,840)     (779,600)     (8,317,589)
                           --------------------------------------------------------
 Net increase (decrease)      141,085    $  1,583,095      (253,697)   $ (2,686,483)
                           ========================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                         132,285    $  1,467,416        72,798    $    772,696
 Dividends and/or
 distributions reinvested       5,126          56,555         7,931          84,945
 Redeemed                     (61,296)       (674,408)     (165,489)     (1,760,283)
                           --------------------------------------------------------
 Net increase (decrease)       76,115    $    849,563       (84,760)   $   (902,642)
                           ========================================================

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $25,477,876 and $20,879,551, respectively.

 As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $61,465,973 was:

          Gross unrealized appreciation                 $2,136,465
          Gross unrealized depreciation                   (279,692)
                                                        ----------
          Net unrealized appreciation (depreciation)    $1,856,773
                                                        ==========


25 | OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate          Class A      Commissions      Commissions     Commissions
                       Front-End        Front-End       on Class A       on Class B      on Class C
                   Sales Charges    Sales Charges           Shares           Shares          Shares
                      on Class A      Retained by      Advanced by      Advanced by     Advanced by
 Year Ended               Shares      Distributor   Distributor(1)   Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------------
 July 31, 2001           $94,024          $14,882           $4,859         $162,678          $6,386

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                 Class B                 Class C
                    Contingent Deferred     Contingent Deferred     Contingent Deferred
                          Sales Charges           Sales Charges           Sales Charges
 Year  Ended    Retained by Distributor Retained by Distributor Retained by Distributor
---------------------------------------------------------------------------------------
 July 31, 2001              $229                  $59,691                     $11

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $54,771, all of which were paid by the Distributor to recipients, and included $914 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


26 | OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
 Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                                     Distributor's
                                                      Distributor's      Aggregate
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                     Total Payments  Amount Retained       Expenses  of Net Assets
                         Under Plan   by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------
 Class B Plan              $165,977         $142,569       $531,035           2.62%
 Class C Plan                22,924            2,127         34,612           1.02

================================================================================
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.


27 | OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 5. Futures Contracts Continued
 Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of July 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                     Unrealized
                         Expiration   Number of  Valuation as of   Appreciation
 Contract Description          Date   Contracts    July 31, 2001  (Depreciation)
--------------------------------------------------------------------------------
 Contracts to Sell
 Municipal Bond             9/19/01           3         $319,219        $(3,188)

================================================================================
 6. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at July 31, 2001.


28 | OPPENHEIMER FLORIDA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 The Board of Trustees and Shareholders of
 Oppenheimer Florida Municipal Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Florida Municipal Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Florida Municipal Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP


 Denver, Colorado
 August 21, 2001


29 | OPPENHEIMER FLORIDA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


30 | OPPENHEIMER FLORIDA MUNICIPAL FUND

OPPENHEIMER FLORIDA MUNICIPAL FUND

 A Series of Oppenheimer Multi-State Municipal Trust

==================================================================================
 Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board of Trustees
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Clayton K. Yeutter, Trustee
                           Merrell Hora, Vice President
                           Jerry A. Webman, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

==================================================================================
 Investment Advisor        OppenheimerFunds, Inc.

==================================================================================
 Distributor               OppenheimerFunds Distributor, Inc.

==================================================================================
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

==================================================================================
 Custodian of              Citibank, N.A.
 Portfolio Securities

==================================================================================
 Independent Auditors      KPMG LLP

==================================================================================
 Legal Counsel             Mayer, Brown & Platt

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                           6803 S. Tucson Way, Englewood, CO 80112-3924.

                           (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


31 | OPPENHEIMER FLORIDA MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
============================================================================================
 Equity                 Stock                                 Stock & Bond
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R) Small Cap Fund         Multiple Strategies Fund
                        Small Cap Value Fund1                 Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R) Opportunity Fund       Specialty
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund
                        Large Cap Growth Fund
                        Value Fund(2)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
============================================================================================
 Income                 Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(4)
                        High Yield Fund                       Florida Municipal Fund(4)
                        Champion Income Fund                  New Jersey Municipal Fund(4)
                        Strategic Income Fund                 New York Municipal Fund(4)
                        Bond Fund                             Pennsylvania Municipal Fund(4)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Intermediate Municipal Fund
                        Limited-Term Government Fund
                        Capital Preservation Fund(3)
                        Rochester Division
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
============================================================================================
 Select Managers        Stock                                 Stock & Bond
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(3)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R) Index Fund(3)
============================================================================================
 Money Market(6)        Money Market Fund                     Cash Reserves

 1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
 2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
 3. Available only through qualified retirement plans.
 4. Available to investors only in certain states.
 5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


32 | OPPENHEIMER FLORIDA MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols  Class A: OFLAX  Class B: OFLBX  Class C: OFLCX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [logo] OppenheimerFunds(R)
RA0795.001.0701  September 29, 2001                            Distributor, Inc.